UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-8382

DWS Strategic Income Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

NOVEMBER 30, 2006

Annual Report
to Shareholders

DWS Strategic Income Trust

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Dividend Repurchase Plan

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Additional Information

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect a custodian fee reduction. Without this fee reduction, returns and rankings would have been lower.

Average Annual Total Returns as of 11/30/06
DWS Strategic Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	11.14%	12.92%	13.56%	9.77%
Based on Market Price(a)	24.00%	12.52%	15.25%	9.29%
Credit Suisse High Yield Index(b)	11.53%	9.01%	10.82%	7.17%
Blended Index(b)	8.85%	7.43%	8.80%	7.30%
Lipper Closed-End General Bond Funds Category (c)	8.62%	7.42%	8.18%	6.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

(b) The Blended Index consists of the returns for the Credit Suisse High Yield Index (50%), Lehman Brothers Treasury Index (25%), Citigroup Non-USD World Government Bond Currency Hedged Index (15%), and the J.P. Morgan Emerging Markets Bond Index Plus (10%).Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Lehman Brothers Treasury Index is an unmanaged, unleveraged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Citigroup Non-USD World Government Bond Currency Hedged Index is an unmanaged, unleveraged, foreign securities index representing major government bond markets other than the US. J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged, unleveraged index tracking total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. The Blended Index is also disclosed since it is more representative of the securities in which the Fund invests. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

(c) Lipper's Closed-End General Bond Funds category represents funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Net Asset Value and Market Price
	As of 11/30/06	As of 11/30/05
Net Asset Value	$ 13.83	$ 14.02
Market Price	$ 15.32	$ 13.92

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months: Income Dividends as of 11/30/06	$ 1.08
Capital Gain Distributions as of 11/30/06	$ .58
November Income Dividend	$ .09
Current Annualized Distribution Rate (Based on Net Asset Value) as of 11/30/06+	7.81%
Current Annualized Distribution Rate (Based on Market Price) as of 11/30/06+	7.05%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.

Lipper Rankings — Closed-End General Bond Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	4	of	12	31
3-Year	2	of	12	16
5-Year	2	of	9	20
10-Year	1	of	9	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

DWS Strategic Income Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gary Sullivan, CFA

Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2006.

BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Mr. Sullivan joined the fund's portfolio management team as Lead Portfolio Manager in August 2006.

In the following interview, Lead Portfolio Manager Gary Sullivan discusses market conditions and investment strategy during DWS Strategic Income Trust's most recent annual period ended November 30, 2006.

Q: How did the fund perform over the 12-month period ended November 30, 2006?

A: The fund provided a total return of 11.14% based on net asset value (NAV), outperforming its Lipper peer group average return (based on NAV) of 8.62% (the Lipper Closed-End General Bond Funds category) and the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index return of 10.97%, and underperforming the Credit Suisse High Yield Index return of 11.53%.1 The fund ranked in the 31st percentile of its Lipper peer group for the twelve-month period ended November 30, 2006. There were 12 funds in the category. The fund returned in the top quartile of its peer group for the three-, five- and 10-year periods ended November 30, 2006, ranking in the 16th, 20th, and 10th percentiles, respectively. The November 30, 2006, NAV per share was $13.83, compared with $14.02 twelve months ago. (Performance is calculated based on the reinvestment of dividends. Past performance is no guarantee of future results. Please see pages 4 and 5 for complete performance information.)

1 The Lipper Closed-End General Bond Funds category represents funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. The fund ranked 4th, 2nd, 2nd, and 1st for the one-, three-, five- and 10-year periods as of November 30, 2006. There were 12, 12, 9 and 9 funds, respectively, in Lipper's Closed-End General Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

The JP Morgan EMBI Global Diversified Index is an unmanaged, unleveraged, uniquely- weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The fund's return based on the market price of shares quoted on the NYSE was 24.00% for the twelve-month period ended November 30, 2006. (Performance is calculated based on reinvestment of dividends. Past performance is no guarantee of future results.) The fund's market price closed the period at $15.32 per share versus $13.92 twelve months ago. The market price premium of the shares, as a percentage of NAV, was approximately 11% on November 30, 2006.

The fund maintained a leverage position throughout the period, meaning that the fund used borrowed money pursuant to its investment policy. At the close of the period, the portfolio was approximately 21% leveraged, meaning that the fund borrowed against approximately $13 million of total portfolio assets.

In employing leverage, the fund uses a secured loan to raise money in the commercial paper market at short-term interest rates, and then invests the proceeds in longer-term securities. The increase in short-term interest rates and flattening of the yield curve over the past year has made this strategy somewhat less attractive and led us to tactically reduce leverage in the fund. We will continue to closely evaluate the fund's use of leverage.

Q: Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A: The past year was somewhat mixed for fixed-income investors as, for the majority of the period, the US Federal Reserve Board (the Fed) remained on its tightening course. The Fed raised interest rates five times during the period for a total of 1.25%, leaving the overnight federal funds rate (fed funds rate) at 5.25% as of November 30, 2006.2 US Treasury yields started the year at approximately 4.55% and peaked close to 5.25% mid-way through the period. However, Treasuries ended the period with a rally on investors' outlook that the Fed was taking a pause on, or possibly nearing the end of, its tightening course. At the close of the year, the 10-year Treasury yield stood at 4.47%.

2 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Although bouts of volatility periodically affected the performance of the high-yield and emerging-markets debt markets, the investment backdrop remained broadly positive. Both the high-yield and emerging-market debts markets exhibited a firm tone as the solid fundamental underpinnings of both asset classes remained in place. For the 12-month period ended November 30, 2006, high-yield debt returned 11.53%, as measured by the Credit Suisse High Yield Index, and emerging- markets debt returned 10.97%, as measured by the JP Morgan EMBI Global Diversified Index. The high-yield sector was helped by a strong economy and low defaults. This strength was seen as high-yield spreads narrowed approximately 48 basis points during the period, again approaching near-historical lows. At the close of the period, the high-yield spread stood at 350 basis points, versus 398 basis points 12 months ago.3 Emerging-markets debt securities continued to be supported by overall high oil prices, a generally stable political backdrop, and continued fundamental improvement. The emerging-markets debt spread-to-worst narrowed 34 basis points to end the period at 209 basis points versus 243 basis points at November 30, 2005.4

3 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the Credit Suisse High Yield Index from January 31, 1986 to November 30, 2006.

4 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the JP Morgan EMBI Global Diversified Index from December 31, 1997 to November 30, 2006.

The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in emerging-markets debt securities.

Q: How did the fund's allocations affect performance?

A: Throughout the period, the fund maintained an approximately 50/50 balance between its high-yield and emerging-markets portfolio allocations. We started the period with a slight overweight in emerging-markets debt.5 In the middle of the period, as emerging-markets debt spreads tightened to inside of 200 basis points, we believed that there was less risk-adjusted relative value in the asset class. This view led us to make a tactical reduction in our allocation in emerging-markets debt. Our decision to reduce our emerging-markets debt exposure and capture value benefited the fund's returns. During the early part of the period, we slightly increased our allocation to high yield. However, later in the period as high-yield spreads compressed, we then slightly reduced our allocation to high yield.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Will you comment on your positioning within the emerging markets over the period?

A: In general, the emerging markets performed strongly over the period. Stepped-up investor demand coupled with continued strong commodity prices supported emerging markets debt returns. Argentina was one of the top-performing countries for the period as the country successfully completed a bond restructuring, and continued to enjoy strong growth and political stability. Our overweight position in Argentina added to overall relative performance. Uruguay was also a strong performer. Robust economic activity and an upgrade from Standard & Poor's in the country's long-term foreign and local currency sovereign credit rating added to Uruguay's returns. We were overweight in Uruguay, which benefited relative returns for the period. Another country that performed well during the period was Brazil. A pick-up in growth led by industrial production and declining inflation benefited Brazilian sovereign bond returns. In addition, during the period Brazil paid down its Brady debt, which also helped to lift its sovereign bond prices. As the bond prices of Brazil increased, we reduced our exposure in Brazil in favor of countries that, in our opinion, offered more attractive risk-adjusted relative value, such as Peru.

Q: Will you comment on your positioning within the high-yield market over the period?

A: Individual security selection helped relative performance in the high-yield portion of the fund. Securities in which we were overweight in, and which added to relative returns, included such credits as General Motors Acceptance Corporation (GMAC), Ford Motor Credit Company, North Atlantic Trading Company, and Dayton Superior Corp.. The fund's decision to not invest in Calpine, Adelphia, and Delta Airlines — all companies that are in default — detracted from performance relative to the benchmark. In addition, early in the period we were overweight in Radnor Holdings Corp., and this position dampened relative returns.

During the past year, we decreased our underweight in higher-quality securities in an effort to become more defensive. Lower-quality securities (CCC/split CCC/default) were the best performing credit quality segment for the period returning 22.30%, followed by middle-tier (split BB/B/split B) and upper-tier securities (split BBB/BB), which returned 10.86% and 7.93%, respectively.

Second, given the flat yield curve, we believed that longer-maturity bonds did not offer the most attractive risk-adjusted relative value, and therefore, we took opportunities to invest in shorter-maturity, more defensive yield-to-call paper whenever possible.6 This strategy helped performance during the earlier part of the period, when shorter-maturity bonds outperformed longer-maturity bonds as bond yields were rising, but it weighed on performance amidst the rally in longer-term debt near the end of the fiscal year.

It is worth emphasizing that both of these strategies were implemented with a longer-term view in mind. Although the fundamentals of the high-yield market remain sound at the present time, we believe over time, defaults may begin to tick up from their record-low levels. As a result, we believe our shift to a more defensive posture could contribute to strong risk-adjusted returns over the long term.

6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Q: What is your current assessment of the fixed-income environment?

A: The near-term prospects of the economy look good as global and US economic growth is relatively stable. However, we remain somewhat cautious on overall inflation mainly because of the impact of high oil prices and the increased pricing power for businesses that has flowed from the economic recovery. Still, the underlying economic environment is stable, the Fed appears to be moving steadily to a neutral monetary policy, and US wage inflation remains under control, so we do not expect any of the more extreme scenarios with respect to inflation and interest rates to unfold.

We expect to maintain a slight upward bias with respect to the fund's overall credit quality in the current environment. In addition, the yield advantage provided by both high-yield and emerging-markets issues has been relatively narrow measured by their historical long-term averages. Despite these narrower yield spreads, the fundamentals of high-yield and emerging-markets debt remain sound, and we believe both asset classes continue to offer a yield advantage over US and foreign government and corporate securities. Therefore, we will continue to opportunistically add to, or subtract from, the fund's exposures in these asset classes in an effort to enhance yield and deliver strong risk-adjusted returns.

Going forward, we will continue to monitor the global economy as well as the relative value provided by sovereign, emerging markets, and high yield issuers. We believe that DWS Strategic Income Trust remains an attractive vehicle for suitable investors seeking high current return from a broad-based, actively-managed portfolio of bonds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	11/30/06	11/30/05

Foreign Bonds — US$ Denominated	46%	47%
Corporate Bonds	41%	41%
Cash Equivalents	8%	3%
Foreign Bonds — Non US$ Denominated	4%	5%
Loan Participation	1%	1%
US Treasury Obligations	—	3%
	100%	100%
Corporate and Foreign Bonds Diversification (As a percentage of Corporate and Foreign Bonds)	11/30/06	11/30/05

Sovereign Bonds	44%	44%
Consumer Discretionary	14%	13%
Financials	8%	7%
Energy	8%	8%
Materials	8%	8%
Utilities	5%	3%
Industrials	5%	8%
Telecommunication Services	4%	5%
Information Technology	2%	2%
Health Care	1%	1%
Consumer Staples	1%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/06	11/30/05

US Government and Agency	—	3%
A	4%	1%
BBB	9%	10%
BB	28%	23%
B	39%	38%
Below B	11%	13%
Not Rated	9%	12%
	100%	100%

Asset allocation, corporate and foreign bonds diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	11/30/06	11/30/05

Average Maturity	10.6 years	11.3 years
Duration	6.5 years	6.7 years

Interest rate sensitivity is subject to change. Duration shown does not account for the leverage position of the Fund.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2006

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 51.3%
Consumer Discretionary 14.4%
AAC Group Holding Corp., 12.75%, 10/1/2012 (PIK) (b)	41,544	43,413
Affinia Group, Inc., 9.0%, 11/30/2014 (b)	80,000	77,600
AMC Entertainment, Inc., 8.0%, 3/1/2014	125,000	120,625
American Achievement Corp., 8.25%, 4/1/2012	10,000	10,225
American Media Operations, Inc., Series B, 10.25%, 5/1/2009	30,000	29,175
Aztar Corp., 7.875%, 6/15/2014	170,000	183,600
Buffets, Inc., 144A, 12.5%, 11/1/2014	30,000	30,075
Burlington Coat Factory Warehouse Corp., 144A, 11.125%, 4/15/2014 (b)	50,000	49,625
Cablevision Systems Corp., Series B, 9.87%**, 4/1/2009	30,000	31,425
Caesars Entertainment, Inc., 8.875%, 9/15/2008	55,000	57,681
Charter Communications Holdings LLC:
8.625%, 4/1/2009	10,000	9,463
9.625%, 11/15/2009 (b)	10,000	9,450
10.25%, 9/15/2010	245,000	256,025
Series B, 10.25%, 9/15/2010	75,000	78,187
11.0%, 10/1/2015	232,000	227,360
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	60,000	45,900
CSC Holdings, Inc.:
7.25%, 7/15/2008	45,000	45,563
7.875%, 12/15/2007	130,000	131,950
Series B, 8.125%, 7/15/2009	15,000	15,506
Series B, 8.125%, 8/15/2009	15,000	15,506
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	15,000	15,731
Dex Media East LLC/Financial, 12.125%, 11/15/2012	418,000	462,935
EchoStar DBS Corp.:
6.625%, 10/1/2014 (b)	70,000	67,900
7.125%, 2/1/2016	55,000	54,588
Foot Locker, Inc., 8.5%, 1/15/2022	15,000	14,700
Ford Motor Co., 7.45%, 7/16/2031 (b)	50,000	39,563
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	230,000	217,350
General Motors Corp., 8.375%, 7/15/2033 (b)	200,000	182,250
Goodyear Tire & Rubber Co.:
144A, 8.625%, 12/1/2011	15,000	15,225
11.25%, 3/1/2011	280,000	308,700
Gregg Appliances, Inc., 9.0%, 2/1/2013	30,000	28,425
Hertz Corp.:
144A, 8.875%, 1/1/2014	115,000	119,312
144A, 10.5%, 1/1/2016 (b)	25,000	27,250
Idearc, Inc., 144A, 8.0%, 11/15/2016	185,000	188,006
ION Media Networks, Inc., 144A, 11.624%**, 1/15/2013	50,000	50,250
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	160,000	156,600
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	85,000	85,000
Lear Corp.:
Series B, 5.75%, 8/1/2014	10,000	8,463
Series B, 8.11%, 5/15/2009	55,000	57,956
144A, 8.75%, 12/1/2016 (b)	40,000	39,400
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	10,000	9,522
8.25%, 2/1/2030 (b)	60,000	60,292
8.5%, 7/15/2029 (b)	80,000	82,431
Majestic Star Casino LLC, 9.5%, 10/15/2010	10,000	10,325
Medimedia USA, Inc., 144A, 11.375%, 11/15/2014	25,000	25,938
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	40,000	43,000
11.0%, 6/15/2012 (b)	15,000	14,738
MGM MIRAGE:
6.75%, 9/1/2012	20,000	19,750
8.375%, 2/1/2011 (b)	45,000	46,800
9.75%, 6/1/2007	75,000	76,313
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	80,000	84,200
NCL Corp., 10.625%, 7/15/2014	15,000	14,963
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	130,000	107,250
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	95,000	100,462
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	25,000	27,125
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	295,000	300,162
PRIMEDIA, Inc.:
8.875%, 5/15/2011 (b)	50,000	49,250
10.749%**, 5/15/2010	130,000	134,550
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	290,000	295,800
Sinclair Broadcast Group, Inc.:
Series A, 8.0%, 3/15/2012	65,000	66,950
8.75%, 12/15/2011	160,000	167,200
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	110,000	108,625
Six Flags, Inc., 9.75%, 4/15/2013 (b)	140,000	129,325
Station Casinos, Inc., 6.5%, 2/1/2014	95,000	88,944
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014 (b)	50,000	51,500
Toys "R" Us, Inc., 7.375%, 10/15/2018	25,000	19,281
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	205,000	203,462
TRW Automotive, Inc.:
11.0%, 2/15/2013 (b)	215,000	235,962
11.75%, 2/15/2013 EUR	40,000	59,596
United Auto Group, Inc., 9.625%, 3/15/2012	200,000	210,750
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	35,000	35,613
XM Satellite Radio, Inc., 9.75%, 5/1/2014	205,000	202,950
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	299,000	257,140
		6,948,127
Consumer Staples 1.8%
Del Laboratories, Inc., 8.0%, 2/1/2012	40,000	36,800
Delhaize America, Inc.:
8.05%, 4/15/2027	15,000	16,146
9.0%, 4/15/2031	220,000	266,871
GNC Parent Corp., 144A, 12.14%**, 12/1/2011 (PIK)	55,000	54,725
Harry & David Holdings, Inc., 10.4%**, 3/1/2012	50,000	50,000
North Atlantic Trading Co., 9.25%, 3/1/2012	105,000	92,925
Sally Holdings LLC, 144A, 9.25%, 11/15/2014 (b)	80,000	81,800
Swift & Co., 12.5%, 1/1/2010 (b)	15,000	15,375
Viskase Co., Inc., 11.5%, 6/15/2011	235,000	235,000
		849,642
Energy 5.0%
Belden & Blake Corp., 8.75%, 7/15/2012	205,000	209,100
Chaparral Energy, Inc., 8.5%, 12/1/2015	110,000	110,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	50,000	47,313
6.875%, 1/15/2016 (b)	150,000	150,187
7.75%, 1/15/2015 (b)	20,000	20,725
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016 (f)	70,000	70,700
Delta Petroleum Corp., 7.0%, 4/1/2015 (b)	125,000	117,812
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	130,000	123,825
8.375%, 5/1/2016	100,000	104,000
El Paso Production Holding Corp., 7.75%, 6/1/2013	85,000	88,081
Encore Acquisition Co., 6.0%, 7/15/2015	20,000	18,150
Frontier Oil Corp., 6.625%, 10/1/2011	35,000	34,738
Peabody Energy Corp., 7.375%, 11/1/2016	30,000	31,538
Quicksilver Resources, Inc., 7.125%, 4/1/2016	30,000	28,800
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	100,000	99,875
144A, 7.5%, 11/30/2016	100,000	100,125
Southern Natural Gas, 8.875%, 3/15/2010	185,000	194,458
Stone Energy Corp.:
6.75%, 12/15/2014	165,000	157,575
144A, 8.124%**, 7/15/2010	140,000	138,950
Transmeridian Exploration, Inc., 12.0%, 12/15/2010 (b)	80,000	77,000
Williams Companies, Inc.:
8.125%, 3/15/2012 (b)	295,000	317,125
8.75%, 3/15/2032	135,000	151,537
		2,391,614
Financials 6.5%
Alamosa Delaware, Inc., 11.0%, 7/31/2010	65,000	70,519
Ashton Woods USA LLC, 9.5%, 10/1/2015	125,000	107,500
E*TRADE Financial Corp.:
7.375%, 9/15/2013 (b)	45,000	46,237
7.875%, 12/1/2015	35,000	37,100
8.0%, 6/15/2011	70,000	72,625
Ford Motor Credit Co.:
7.25%, 10/25/2011	310,000	302,824
7.375%, 10/28/2009	595,000	594,005
7.875%, 6/15/2010	150,000	150,682
GMAC LLC:
6.875%, 9/15/2011	655,000	674,367
8.0%, 11/1/2031 (b)	289,000	323,924
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	30,000	30,450
iPayment, Inc., 144A, 9.75%, 5/15/2014	40,000	40,900
Momentive Performance, 144A, 9.75%, 12/1/2014	40,000	40,100
NCO Group, Inc.:
144A, 10.244%**, 11/15/2013	25,000	24,750
144A, 11.875%, 11/15/2014 (b)	25,000	24,813
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	145,000	150,800
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	175,000	190,750
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	70,000	66,500
Universal City Development, 11.75%, 4/1/2010	200,000	214,750
		3,163,596
Health Care 1.2%
HCA, Inc.:
6.5%, 2/15/2016 (b)	45,000	37,237
144A, 9.125%, 11/15/2014 (b)	65,000	67,762
144A, 9.25%, 11/15/2016	160,000	167,000
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016 (b)	100,000	106,500
144A, 11.418%**, 6/15/2014	15,000	15,713
Tenet Healthcare Corp., 9.25%, 2/1/2015	200,000	196,000
		590,212
Industrials 5.1%
Allied Security Escrow Corp., 11.375%, 7/15/2011	70,000	71,750
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	162,000	172,935
American Color Graphics, 10.0%, 6/15/2010 (b)	75,000	51,375
Browning-Ferris Industries:
7.4%, 9/15/2035	130,000	123,175
9.25%, 5/1/2021	70,000	75,075
Case New Holland, Inc., 9.25%, 8/1/2011	180,000	191,025
Cenveo Corp., 7.875%, 12/1/2013	140,000	133,700
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	140,000	142,800
Congoleum Corp., 8.625%, 8/1/2008*	100,000	99,375
CPG International I, Inc.:
10.5%, 7/1/2013	135,000	137,362
12.39%**, 7/1/2012	50,000	51,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	15,000	15,113
7.625%, 2/1/2018 (b)	95,000	97,850
Education Management LLC, 144A, 8.75%, 6/1/2014	40,000	41,200
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	30,000	32,025
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	135,000	125,213
8.875%, 4/1/2012 (b)	150,000	152,062
Kansas City Southern:
7.5%, 6/15/2009	30,000	30,300
9.5%, 10/1/2008	225,000	235,406
Millennium America, Inc., 9.25%, 6/15/2008	65,000	67,275
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	75,000	78,000
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	25,000	25,890
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	15,000	16,650
Ship Finance International Ltd., 8.5%, 12/15/2013 (b)	40,000	39,500
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009 (b)	125,000	132,812
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	30,000	30,750
Xerox Corp., 6.4%, 3/15/2016	85,000	88,425
		2,458,043
Information Technology 2.3%
Freescale Semiconductor, Inc., 144A, Series A, 8.875%, 12/15/2014 (f)	40,000	40,100
L-3 Communications Corp.:
5.875%, 1/15/2015	170,000	164,900
Series B, 6.375%, 10/15/2015	60,000	59,550
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	255,000	229,500
Sanmina-SCI Corp., 8.125%, 3/1/2016 (b)	110,000	106,150
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	140,000	148,400
UGS Corp., 10.0%, 6/1/2012	130,000	141,700
Unisys Corp., 7.875%, 4/1/2008	230,000	230,000
		1,120,300
Materials 6.8%
ARCO Chemical Co., 9.8%, 2/1/2020	380,000	432,250
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	40,000	25,600
Chemtura Corp., 6.875%, 6/1/2016	75,000	73,688
Constar International, Inc., 11.0%, 12/1/2012 (b)	20,000	18,400
Crystal US Holdings:
Series A, Step-up Coupon, 0% to 10/1/2009, 10.0% to 10/1/2014	65,000	54,925
Series B, Step-up Coupon, 0% to 10/1/2009, 10.5% to 10/1/2014(b)	25,000	21,125
Dayton Superior Corp., 13.0%, 6/15/2009 (b)	45,000	45,675
Equistar Chemical Funding, 10.625%, 5/1/2011	95,000	101,413
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	130,000	135,850
GEO Specialty Chemicals, Inc., 144A, 13.866%**, 12/31/2009 (b)	248,000	204,600
Greif, Inc., 8.875%, 8/1/2012	70,000	73,675
Hexcel Corp., 6.75%, 2/1/2015	155,000	151,125
Huntsman LLC, 11.625%, 10/15/2010	201,000	222,105
International Coal Group, Inc., 10.25%, 7/15/2014	55,000	53,900
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	90,000	70,650
Lyondell Chemical Co., 10.5%, 6/1/2013	25,000	27,500
Massey Energy Co.:
6.625%, 11/15/2010	225,000	226,125
6.875%, 12/15/2013 (b)	55,000	51,150
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	196,000	172,480
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	246,000	265,680
144A, 13.0%, 9/30/2013	74,730	74,730
OM Group, Inc., 9.25%, 12/15/2011 (b)	55,000	57,200
Omnova Solutions, Inc., 11.25%, 6/1/2010	220,000	235,400
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	143,938	2,159
Pliant Corp., 11.625%, 6/15/2009 (PIK)	10	11
Radnor Holdings Corp., 11.0%, 3/15/2010*	20,000	2,200
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	36,000	38,340
The Mosaic Co.:
144A, 7.375%, 12/1/2014 (f)	95,000	96,544
144A, 7.625%, 12/1/2016 (f)	30,000	30,675
TriMas Corp., 9.875%, 6/15/2012	105,000	100,800
United States Steel Corp., 9.75%, 5/15/2010	136,000	144,330
Witco Corp., 6.875%, 2/1/2026	35,000	31,150
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	70,000	58,450
		3,299,905
Telecommunication Services 3.0%
American Cellular Corp., Series B, 10.0%, 8/1/2011	60,000	63,300
Centennial Communications Corp., 10.0%, 1/1/2013 (b)	60,000	62,700
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	180,000	184,500
8.375%, 1/15/2014 (b)	125,000	127,812
Dobson Cellular Systems, 9.875%, 11/1/2012	60,000	65,100
Dobson Communications Corp., 8.875%, 10/1/2013	60,000	60,450
Insight Midwest LP, 9.75%, 10/1/2009	23,000	23,316
Intelsat Corp., 144A, 9.0%, 6/15/2016	30,000	31,538
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	60,000	60,975
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	340,000	351,050
Qwest Corp., 7.25%, 9/15/2025	115,000	117,875
Rural Cellular Corp., 9.875%, 2/1/2010 (b)	70,000	74,025
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	85,000	82,025
Ubiquitel Operating Co., 9.875%, 3/1/2011	55,000	59,400
US Unwired, Inc., Series B, 10.0%, 6/15/2012	90,000	99,000
		1,463,066
Utilities 5.2%
AES Corp., 144A, 8.75%, 5/15/2013	475,000	508,250
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	305,000	333,212
CMS Energy Corp., 8.5%, 4/15/2011 (b)	265,000	289,513
Mirant Americas Generation LLC, 8.3%, 5/1/2011	30,000	30,450
Mirant North America LLC, 7.375%, 12/31/2013	30,000	30,375
Mission Energy Holding Co., 13.5%, 7/15/2008	395,000	438,450
NRG Energy, Inc.:
7.25%, 2/1/2014	125,000	125,000
7.375%, 2/1/2016	260,000	260,000
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	330,000	361,350
Sierra Pacific Resources:
6.75%, 8/15/2017	90,000	90,601
8.625%, 3/15/2014 (b)	50,000	53,994
		2,521,195
Total Corporate Bonds (Cost $24,464,043)		24,805,700

Foreign Bonds — US$ Denominated 57.6%
Consumer Discretionary 1.0%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	225,000	241,312
Shaw Communications, Inc., 8.25%, 4/11/2010	50,000	52,938
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	203,000	181,177
Vitro, SA de CV, Series A, 11.75%, 11/1/2013 (b)	20,000	21,250
		496,677
Energy 4.1%
OAO Gazprom, 144A, 9.625%, 3/1/2013	170,000	202,810
Pemex Project Funding Master Trust:
8.0%, 11/15/2011	550,000	607,750
9.5%, 9/15/2027	665,000	896,087
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	145,000	180,927
Secunda International Ltd., 13.374%**, 9/1/2012	70,000	72,450
		1,960,024
Financials 1.2%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	300,000	345,000
Doral Financial Corp., 6.204%**, 7/20/2007 (b)	175,000	165,053
Inmarsat Finance II PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	50,000	45,688
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	45,000	34,425
		590,166
Health Care 0.4%
Biovail Corp., 7.875%, 4/1/2010	180,000	181,350
Industrials 0.9%
Bombardier, Inc., Series B, 144A, 8.0%, 11/15/2014 (b)	75,000	75,375
Kansas City Southern De Mexico:
144A, 7.625%, 12/1/2013	110,000	110,000
9.375%, 5/1/2012	100,000	107,000
12.5%, 6/15/2012	80,000	87,000
Stena AB, 9.625%, 12/1/2012	40,000	42,750
		422,125
Information Technology 0.1%
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	75,000	74,437
Materials 1.3%
Cascades, Inc., 7.25%, 2/15/2013	141,000	140,295
Griffin Coal Mining Co. Property Ltd., 144A, 9.5%, 12/1/2016 (b)	15,000	15,113
ISPAT Inland ULC, 9.75%, 4/1/2014	148,000	165,390
Novelis, Inc., 144A, 8.25%, 2/15/2015	190,000	182,400
Rhodia SA:
8.875%, 6/1/2011	49,000	51,205
10.25%, 6/1/2010 (b)	50,000	56,875
Tembec Industries, Inc., 8.625%, 6/30/2009	55,000	35,337
		646,615
Sovereign Bonds 45.7%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	1,000,000	1,302,920
Dominican Republic:
144A, 8.625%, 4/20/2027	115,000	130,410
Series REG S, 9.5%, 9/27/2011	329,354	353,232
Federative Republic of Brazil:
8.75%, 2/4/2025	170,000	208,590
8.875%, 10/14/2019 (b)	410,000	502,865
11.0%, 1/11/2012	500,000	617,500
11.0%, 8/17/2040 (b)	1,045,000	1,389,850
14.5%, 10/15/2009	630,000	781,200
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	460,000	495,972
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	605,000	300,988
5.59%**, 8/3/2012 (PIK)	1,420,000	994,307
Republic of Colombia:
8.25%, 12/22/2014 (b)	80,000	90,080
10.0%, 1/23/2012	360,000	423,540
10.75%, 1/15/2013	200,000	246,800
Republic of Ecuador, Series REG S, 10.0%, 8/15/2030	155,000	144,538
Republic of El Salvador, 144A, 7.65%, 6/15/2035	605,000	677,600
Republic of Indonesia, 144A, 6.875%, 3/9/2017	625,000	653,125
Republic of Panama:
7.125%, 1/29/2026	407,000	438,543
9.375%, 1/16/2023	665,000	864,500
Republic of Peru, 7.35%, 7/21/2025 (b)	1,475,000	1,626,187
Republic of Philippines:
7.75%, 1/14/2031	115,000	127,794
8.0%, 1/15/2016	710,000	795,200
8.375%, 2/15/2011	175,000	190,969
9.375%, 1/18/2017	325,000	397,313
Republic of Turkey:
7.25%, 3/15/2015	75,000	77,295
7.375%, 2/5/2025	585,000	592,312
11.75%, 6/15/2010	1,175,000	1,385,031
Republic of Uruguay:
7.625%, 3/21/2036	120,000	127,800
8.0%, 11/18/2022	385,000	429,275
9.25%, 5/17/2017	415,000	499,038
Republic of Venezuela:
7.65%, 4/21/2025	100,000	105,250
9.375%, 1/13/2034	480,000	611,520
10.75%, 9/19/2013	985,000	1,212,535
Russian Federation, Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	1,665,000	1,890,940
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	490,000	443,058
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016 (b)	525,000	557,812
United Mexican States:
5.625%, 1/15/2017 (b)	170,000	170,935
8.3%, 8/15/2031	165,000	212,025
		22,068,849
Telecommunication Services 2.0%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	150,000	140,625
Embratel, Series B, 11.0%, 12/15/2008 (b)	19,000	20,853
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	20,000	19,500
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	70,000	76,737
Intelsat Ltd., 5.25%, 11/1/2008	75,000	73,031
Millicom International Cellular SA, 10.0%, 12/1/2013	40,000	43,350
Mobifon Holdings BV, 12.5%, 7/31/2010 (b)	181,000	200,008
Nortel Networks Ltd.:
144A, 9.624%**, 7/15/2011	150,000	155,625
144A, 10.125%, 7/15/2013 (b)	70,000	74,200
144A, 10.75%, 7/15/2016	55,000	58,919
Stratos Global Corp., 9.875%, 2/15/2013	90,000	87,075
		949,923
Utilities 0.9%
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	425,000	439,148
Total Foreign Bonds — US$ Denominated (Cost $26,669,802)		27,829,314

Foreign Bonds — Non US$ Denominated 5.5%
Consumer Discretionary 0.4%
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	50,000	67,955
Codere Finance (Luxembourg) SA, 144A, 8.25%, 6/15/2015 EUR	50,000	71,143
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	50,000	63,238
		202,336
Energy 0.1%
Pemex Project Funding Master Trust, Series REG S, 6.375%, 8/5/2016 EUR	40,000	58,801
Financials 0.2%
Ono Finance II, 144A, 8.0%, 5/16/2014, EUR	50,000	66,217
Materials 0.1%
Rhodia SA, 144A, 6.242%**, 10/15/2013 EUR	50,000	65,966
Sovereign Bonds 4.7%
Federative Republic of Brazil, 12.5%, 1/5/2016 BRL	375,000	176,121
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	2,070,000	580,603
Government of Ukraine, Series REG S, 4.95%, 10/13/2015 EUR	140,000	178,419
Republic of Argentina:
5.83%, 12/31/2033 (PIK) ARS	481	213
7.82%, 12/31/2033 (PIK) EUR	1,006,439	1,329,546
		2,264,902
Total Foreign Bonds — Non US$ Denominated (Cost $2,467,920)		2,658,222

Loan Participation 0.6%
Export-Import Bank of Ukraine, 6.8%, 10/4/2012 (Cost $282,477)	290,000	281,648
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.* (Cost $19,452)	1,741	1,306

Convertible Preferred Stock 0.1%
Consumer Discretionary
ION Media Networks, Inc., 144A, 9.75%, (PIK)	2	11,500
ION Media Networks, Inc., Series AI, 144A, 9.75%, (PIK)	5	28,750
Total Convertible Preferred Stocks (Cost $49,100)		40,250
	Units	Value ($)

Other Investments 0.4%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	95,000	81,225
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	145,000	108,750
Total Other Investments (Cost $189,588)		189,975
	Shares	Value ($)

Securities Lending Collateral 16.7%
Daily Assets Fund Institutional, 5.34% (c) (d) (Cost $8,094,500)	8,094,500	8,094,500

Cash Equivalents 9.5%
Cash Management QP Trust, 5.33% (e) (Cost $4,608,846)	4,608,846	4,608,846
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $66,845,728)+	141.7	68,509,761
Other Assets and Liabilities, Net	(15.1)	(7,308,331)
Notes Payable	(26.6)	(12,870,000)
Net Assets	100.0	48,331,430

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	100,000	USD	86,244	99,375
Grupo Iusacell SA de CV	10.0%	7/15/2004	20,000	USD	14,031	19,500
Oxford Automotive, Inc.	12.0%	10/15/2010	143,938	USD	14,763	2,159
Radnor Holdings Corp.	11.0%	3/15/2010	20,000	USD	18,294	2,200
					133,332	123,234

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2006.

+ The cost for federal income tax purposes was $67,479,882. At November 30, 2006, net unrealized appreciation for all securities based on tax cost was $1,029,879. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,883,165 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $853,286.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2006 amounted to $7,944,228 which is 16.4% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind.

As of November 30, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	141,513	IDR	1,304,749,000	12/13/2006	849
Total unrealized appreciation					849
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	50,061	USD	64,972	12/13/2006	(1.370)
EUR	222,560	USD	283,825	12/13/2006	(11,113)
EUR	148,462	USD	189,330	12/13/2006	(7,413)
EUR	912,276	USD	1,163,718	12/13/2006	(45,238)
EUR	50,000	USD	63,795	1/5/2007	(2,538)
EUR	55,000	USD	70,197	2/5/2007	(2,875)
EUR	50,000	USD	63,870	2/9/2007	(2,571)
Total unrealized depreciation					(73,118)
Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro IDR Indonesian Rupiah MYR Malaysian Ringitt USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2006
Assets
Investments: Investments in securities, at value (cost $54,142,382) — including $7,944,228 of securities loaned	$ 55,806,415
Investment in Daily Assets Fund Institutional (cost $8,094,500)*	8,094,500
Investment in Cash Management QP Trust (cost $4,608,846)	4,608,846
Total investments in securities, at value (cost $66,845,728)	68,509,761
Cash	20,360
Foreign currency, at value (cost $23,911)	24,639
Receivable for investments sold	214,241
Interest receivable	1,219,154
Unrealized appreciation on forward foreign currency exchange contracts	849
Total assets	69,989,004
Liabilities
Payable for investments purchased	97,635
Payable for when-issued securities	355,863
Notes payable	12,870,000
Interest on notes payable	13,335
Payable upon return of securities loaned	8,094,500
Unrealized depreciation on forward foreign currency exchange contracts	73,118
Accrued management fee	34,249
Other accrued expenses and payables	118,874
Total liabilities	21,657,574
Net assets, at value	$ 48,331,430
Net Assets
Net assets consist of: Undistributed net investment income	544,923
Net unrealized appreciation (depreciation) on: Investments	1,664,033
Foreign currency related transactions	(68,837)
Accumulated net realized gain (loss)	(522,566)
Paid-in capital	46,713,877
Net assets, at value	$ 48,331,430
Net Asset Value
Net Asset Value per share ($48,331,430 ÷ 3,493,500 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.83

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2006
Investment Income
Income: Interest (net of foreign taxes of $763)	$ 4,657,234
Interest — Cash Management QP Trust	182,947
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,714
Total Income	4,853,895
Expenses: Management fee	402,574
Services to shareholders	25,933
Custodian fees	27,979
Auditing	51,100
Legal	22,627
Trustees' fees and expenses	13,326
Reports to shareholders	60,830
Interest expense	826,899
Stock exchange listing fees	26,450
Other	74,942
Total expenses before expense reductions	1,532,660
Expense reductions	(5,210)
Total expenses after expense reductions	1,527,450
Net investment income	3,326,445
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	610,790
Foreign currency related transactions	(246,846)
Net increase from payments by affiliates and net losses realized on a trade executed incorrectly and the disposal of investments in violation of restrictions	—
363,944
Net unrealized appreciation (depreciation) during the period on: Investments	1,553,212
Foreign currency related transactions	(96,000)
1,457,212
Net gain (loss) on investment transactions	1,821,156
Net increase (decrease) in net assets resulting from operations	$ 5,147,601
Statement of Cash Flows for the year ended November 30, 2006
Cash Flows from Operating Activities:
Investment income received	$ 5,192,637
Payment of operating expenses	(687,231)
Payment of interest expense	(946,108)
Proceeds from sales and maturities of investments	52,010,282
Purchases of investments	(46,165,950)
Net purchases, sales and maturities of short-term investments	(2,655,473)
Cash provided (used) by operating activities	$ 6,748,157
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ (2,130,000)
Distributions paid (net of reinvestment of distributions)	(5,719,971)
Cash provided (used) by financing activities	(7,849,971)
Increase (decrease) in cash	(1,101,814)
Cash at beginning of period*	1,146,813
Cash at end of period*	$ 44,999
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 5,147,601
Net (increase) decrease in cost of investments	2,821,179
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(1,553,212)
(Increase) decrease in interest receivable	63,076
(Increase) decrease in other assets	10,653
(Increase) decrease in receivable for investments sold	1,139,167
Increase (decrease) in payable for investments purchased	(902,960)
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	128,542
Increase (decrease) in other accrued expenses and payables	13,320
Increase (decrease) in interest on notes payable	(119,209)
Cash provided (used) by operating activities	$ 6,748,157
Non-Cash Financing Activities:
Reinvestment of distributions	$ 66,343

* Includes foreign currency

Significant non-cash activity from market discount accretion and premium amortization in the net amount of $275,666 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 3,326,445	$ 4,032,869
Net realized gain (loss) on investment transactions	363,944	3,429,973
Net unrealized appreciation (depreciation) during the period on investment transactions	1,457,212	(2,591,753)
Net increase (decrease) in net assets resulting from operations	5,147,601	4,871,089
Distributions to shareholders from: Net investment income	(3,769,864)	(3,761,054)
Net realized gains	(2,016,450)	—
Fund share transactions: Reinvestment of distributions	66,343	43,896
Net increase (decrease) in net assets from Fund share transactions	66,343	43,896
Increase (decrease) in net assets	(572,370)	1,153,931
Net assets at beginning of period	48,903,800	47,749,869
Net assets at end of period (including undistributed net investment income of $544,923 and $809,452, respectively)	$ 48,331,430	$ 48,903,800
Other Information
Shares outstanding at beginning of period	3,488,667	3,485,529
Shares issued to shareholders in reinvestment of distributions	4,833	3,138
Net increase in Fund shares	4,833	3,138
Shares outstanding at end of period	3,493,500	3,488,667

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 14.02	$ 13.70	$ 12.73	$ 11.10	$ 11.75
Income (loss) from investment operations: Net investment income[a]	.95	1.16	1.07	1.04	1.07
Net realized and unrealized gain (loss) on investment transactions	.52	.24	.98	1.67	(.58)
Total from investment operations	1.47	1.40	2.05	2.71	.49
Less distributions from: Net investment income	(1.08)	(1.08)	(1.08)	(1.08)	(1.14)
Net realized gains on investment transactions	(.58)	—	—	—	—
Total distributions	(1.66)	(1.08)	(1.08)	(1.08)	(1.14)
Net asset value, end of period	$ 13.83	$ 14.02	$ 13.70	$ 12.73	$ 11.10
Market value, end of period	$ 15.32	$ 13.92	$ 13.32	$ 14.25	$ 10.85
Total Return
Based on net asset value (%)[b]	11.14[c]	11.01[c]	16.69[c]	25.52	4.49
Based on market value (%)[b]	24.00	12.95	1.73	43.74	(.74)
Years Ended November 30, (continued)	2006	2005	2004	2003	2002
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	49	48	44	39
Ratio of expenses before custodian fee reductions (including interest expense) (%)	3.23	2.88	2.21	2.03	1.74
Ratio of expenses after custodian fee reductions (including interest expense) (%)	3.22	2.87	2.20	2.03	1.74
Ratio of expenses after custodian fee reductions (excluding interest expense) (%)	1.48	1.61	1.49	1.58	1.32
Ratio of net investment income (%)	7.03	8.31	8.20	8.61	9.40
Portfolio turnover rate (%)	79	138	193	244	184
Total debt outstanding, end of period ($ thousands)	12,870	15,000	15,000	10,250	8,208
Asset coverage per $1,000 of debt[d]	4,755	4,260	4,183	5,326	5,707

[a] Based on average shares outstanding during the period.

[b] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[c] Total return would have been lower had certain fees not been reduced.

[d] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Strategic Income Trust (formerly Scudder Strategic Income Trust) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss, investments in passive foreign investment companies and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 596,856
Undistributed net long-term capital gains	$ —
Net unrealized appreciation (depreciation) on investments	$ 1,029,879

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2006	2005
Distributions from ordinary income*	$ 4,860,937	$ 3,761,054
Distributions from long-term capital gains	$ 925,377	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at November 30, 2006. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $45,149,375 and $49,027,743, respectively. Purchases and sales of US Treasury obligations aggregated $160,104 and $2,090,218, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the Fund's average weekly net assets.

Service Provider Fees. State Street Bank and Trust Company is the named transfer agent. However, pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, DWS-SISC is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2006, the amount charged to the Fund by DWS-SISC aggregated $24,350, of which $7,125 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2006, the amount charged to the Fund by DeIM included in the Statement of Operations under "reports to shareholders" aggregated $12,000, of which $6,000 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Expense Reductions

For the year ended November 30, 2006, the Advisor agreed to reimburse the Fund $1,893, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2006, the Fund's custodian fees were reduced by $407 and $2,910, respectively, for custody and transfer agent credits earned.

G. Borrowings

The notes payable represents a secured loan of $12,870,000 from State Street Bank and Trust Company at November 30, 2006. The note bears interest at the 90-day LIBOR rate plus 0.70% (0.65% effective January 5, 2007) plus dealer fees (6.02% at November 30, 2006) which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. The loan amounts and rates are reset periodically under a credit facility obtained by the Fund in an amount not to exceed $24,000,000 at any one time and which is available until January 4, 2008.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2006 was $14,033,836, with a weighted average interest rate of 5.78%.

H. Payments Made by Affiliates

During the year ended November 30, 2006, the Advisor fully reimbursed the Fund $2,298 for losses incurred on trades executed incorrectly. In addition, the Advisor fully reimbursed the Fund $995 for a loss incurred in violation of investment restrictions. The amount of the losses was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

I. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain open-end funds ("funds") in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Strategic Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS Strategic Income Trust (formerly Scudder Strategic Income Trust) (the "Fund"), including the investment portfolio, as of November 30, 2006, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Strategic Income Trust at November 30, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2007

Tax Information (Unaudited)

The Fund paid distributions of $0.27 per share from net long-term capital gains during its year ended November 30,2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $20,250, as capital gain dividends for its year ended November 30, 2006, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Other Information

On July 18, 2006, the Board of Trustees appointed Michael Clark as President of the fund.

On November 13, 2006, the Board of Trustees appointed Paul K. Freeman as Chairman of the Board, effective January 1, 2007.

Authorized Investments

On May 10, 2006, the Board of Trustees authorized the fund to invest in direct debt, restructuring instruments and bank loans.

Direct Debt. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables), or to other parties. The fund may invest in all types of direct debt investments. The fund currently intends to invest primarily in direct loans and trade claims. When the fund participates in a direct loan, it will be lending money directly to an issuer.

Restructuring Instruments. The fund may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, the fund may accept various instruments if the investment adviser determines it is in the best interests of the fund and consistent with the fund's investment objective and policies. Such instruments may include, but are not limited to, warrants, rights, participation interests in asset sales and contingent-interest obligations.

Bank Loans. The fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the fund's investment advisor, in the category of senior debt of the borrower. The fund may invest in both fixed and floating rate bank loans. The fund may purchase bank loans either as an "assignment" or a "participation." The fund will not purchase bank loans where Deutsche Bank or an affiliate serves as an agent bank.

Direct debt, restructuring instruments and bank loans are subject to liquidity risk, risk of being a lender and credit risk, including the default or insolvency of the borrower.

Investments in direct debt instruments, restructuring instruments and bank loans involve interest rate risk, liquidity risk and credit risk, including the risk of loss in the case of the default or insolvency of a borrower. The fund does not currently intend to invest in direct debt, restructuring instruments, or bank loans.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of August 10, 2006, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.

Dividend Repurchase Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of DWS Strategic Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious Advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, the impact of recent changes in investment personnel and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board noted the favorable performance of the Fund. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper. The information provided to the Board showed that the Fund's management fee rate was at the 99th percentile of the peer group and that the total expense ratio was at the 88th percentile of the peer universe. The Board noted the small size of the peer group and peer universe. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable funds and considered differences in fund and fee structures among the DWS Funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that although the Fund's management fee rate was above the median of the peer group and the Fund's total expense ratio was above the median of the peer universe, such expenses were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the Fund's size, the Fund's small peer group and peer universe, and the nature, quality and extent of services provided by the Advisor, including the favorable performance of the Fund.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board concluded that the management fee rate reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Board Member, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		68
Paul K. Freeman[2] (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	68
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	68
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	68
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68
Robert H. Wadsworth (1940) Board Member, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		71
Officers[3]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[4], Deutsche Asset Management	n/a
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[6] (1962) Secretary, 2001-present	Director[4], Deutsche Asset Management	n/a
Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger5, (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[6] (1962) Assistant Secretary, 1998-present	Managing Director[4], Deutsche Asset Management	n/a
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management	n/a
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 Appointed Chairman of the Board, effective January 1, 2007.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, Massachusetts 02110.

Additional Information

Automated Information Lines	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder/alerts.

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KST
CUSIP Number	23338N 104

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, November 30, 2006, DWS Strategic Income Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC INCOME TRUST

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended November 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$45,860	$0	$6,254	$0
2005	$44,789	$0	$6,108	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$406,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$6,254	$316,254	$948,620	$1,271,128
2005	$6,108	$70,570	$40,586	$117,264

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee consists of William McClayton (Chairman), Robert B. Hoffman, and Donald L. Dunaway.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•             Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•             Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•             Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•             Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The DWS Strategic Income Trust is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. The portfolio manager on the team has authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individual handles the day-to-day management of the fund.

Gary Sullivan, CFA Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

•	Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

William Chepolis, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•

Joined Deutsche Asset Management in 1998 and the fund in 2006 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank’s fixed income and foreign exchange portfolios.

•	Portfolio Manager for Retail Mortgage Backed Securities: New York.
•	BIS, University of Minnesota.

Matthew F. MacDonald, Director of Deutsche Asset Management and Portfolio Manager of the fund.

•

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

•	Portfolio Manager for Retail Mortgage Backed Securities: New York.
•	BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Sullivan	$0	$10,001 - $50,000
William Chepolis	$0	$100,001 - $500,000
Matthew F. MacDonald	$0	$0

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	11	$7,404,897,828	0	$0
William Chepolis	17	$9,950,199,339	0	$0
Matthew F. MacDonald	17	$9,950,199,339	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	0	$0	0	$0
William Chepolis	0	$0	0	$0
Matthew F. MacDonald	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

Gary Sullivan	0	$0	0	$0
William Chepolis	0	$0	0	$0
Matthew F. MacDonald	0	$0	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	n/a	n/a	n/a	n/a

January 1 through January 31	n/a	n/a	n/a	n/a
February 1 through February 28	n/a	n/a	n/a	n/a
March 1 through March 31	n/a	n/a	n/a	n/a
April 1 through April 30	n/a	n/a	n/a	n/a
May 1 through May 31	n/a	n/a	n/a	n/a
June 1 through June 30	n/a	n/a	n/a	n/a
July 1 through July 31	n/a	n/a	n/a	n/a
August 1 through August 31	n/a	n/a	n/a	n/a
September 1 through September 30	n/a	n/a	n/a	n/a
October 1 through October 31	n/a	n/a	n/a	n/a
November 1 through November 30	n/a	n/a	n/a	n/a

Total	n/a	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	January 29, 2007